UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 14, 2014, Heritage Financial Corporation (“Heritage” or the “Company”) held a Special Meeting of Shareholders (“Special Meeting”) to vote upon (1) the approval of the Agreement and Plan of Merger, dated as of October 23, 2013 (the “Merger Agreement”), by and between Heritage and Washington Banking Company (“Washington Banking”), under which Heritage and Washington Banking will combine their organizations in a strategic combination, with Washington Banking merging with and into Heritage (the “Merger”). Immediately following the Merger, Washington Banking’s wholly owned subsidiary bank, Whidbey Island Bank, will merge with and into Heritage’s wholly owned subsidiary bank, Heritage Bank (the “Merger Proposal”); and (2) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

There were a total of 16,218,617 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting and 12,561,041 shares of common stock were represented in person or by proxy, therefore a quorum was present. The approval of the Merger Proposal required the affirmative vote of the holders of two-thirds of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

At the meeting, the Company’s shareholders approved the Merger Proposal and the Adjournment Proposal. Although the Adjournment Proposal was approved, the meeting was not adjourned as the Merger Proposal received the required vote for approval by shareholders.

Additional detail on each of the proposals voted on by the shareholders is available in the Company’s and Washington Banking’s proxy statement/prospectus, which was filed by Heritage with the Securities and Exchange Commission on March 14, 2014.

The final results of the voting on each of the matters submitted to a vote of shareholders during the special meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	No. of votes	No. of votes	No. of votes	No. of votes
1. The Merger Proposal	12,466,422	69,375	25,244	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	No. of votes	No. of votes	No. of votes	No. of votes
2. The Adjournment Proposal	11,529,798	998,551	32,692	0

Completion of the Merger remains subject to the satisfaction of the remaining closing conditions contained in the Merger Agreement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	Press Release of Heritage Financial Corporation dated April 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: April 15, 2014	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer